AMENDMENT TO
DISTRIBUTION AGREEMENT

THIS AMENDMENT TO DISTRIBUTION AGREEMENT is made and entered into as of this 30th day of January, 2006 by and between Edentify, Inc., a Nevada corporation (“Edentify”) and Infocenter, Inc., a Washington corporation and wholly-owned subsidiary of Edentify (Infocenter).

WHEREAS, the parties entered into that certain Distribution Agreement dated as of March 29, 2005 (the “Distribution Agreement”) in connection with the share exchange transaction by and between Budgethotels Network, Inc. and Edentify, Inc.; and

WHEREAS, the parties agree to amend the Distribution Agreement as set forth herein;

NOW THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound, the parties hereby agree to amend paragraph 1.5(a)(i) of the Distribution Agreement to change “January 31, 2006” to “August 31, 2006.” All other provisions of the Distribution Agreement shall remain in full force and effect.

Edentify, Inc.

By: /s/ Terrence DeFranco
Name: Terrence DeFranco
Title: Chief Executive Officer

Infocenter, Inc.

By: /s/ William McLaws
Name: William McLaws
Title: Director/Vice President